41st Annual J.P. Morgan Healthcare Conference Syneos Health January 11, 2023 Exhibit 99.1

Forward Looking Statement Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the future impact of the COVID-19 pandemic, inflation, the war between Russia and Ukraine and other macroeconomic trends on our business, financial results and financial condition, our business plans, strategies, prospects, potential partnership opportunities and asset launches and timing thereof, expected interest rates, anticipated financial results for the full year 2022, target annual adjusted EBITDA margin expansion, our sales pipeline, existing backlog and expectations of net awards, including expectations regarding lower net new business awards, delays in backlog conversion, and customer delays in its FSP business within Clinical Solutions, expected non-GAAP tax rate, trends in reimbursable out-of-pocket expenses, benefits of recent acquisitions, and plans for capital deployment. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to: risks associated with the COVID-19 pandemic; the Company’s potential failure to generate a large number of new business awards and the risk of delay, termination, reduction in scope, or failure to go to contract of our business awards; the Company’s potential failure to convert backlog to revenue; fluctuations in the Company’s operating results and effective income tax rate; the impact of potentially underpricing the Company’s contracts, overrunning our cost estimates, or failing to receive approval for or experiencing delays with documentation of change orders; cyber-security and other risks associated with the Company’s information systems infrastructure; changes and costs of compliance with regulations related to data privacy; concentration of the Company’s customers or therapeutic areas; the risks associated with doing business internationally, including risks related to the war in Ukraine; challenges by tax authorities of the Company’s intercompany transfer pricing policies; the Company’s potential failure to successfully increase its market share, grow its business, and execute its growth strategies; the Company’s ability to effectively upgrade its information systems; the Company’s failure to perform its services in accordance with contractual requirements, regulatory standards, and ethical considerations; risks related to the management of clinical trials; the need to hire, develop, and retain key personnel; the impact of unfavorable economic conditions, including the uncertain international economic environment, changes in foreign currency exchange rates; effective income tax rate fluctuations; the Company’s ability to protect its intellectual property; risks related to the Company’s acquisition strategy, including its ability to realize synergies; the Company’s relationships with customers who are in competition with each other; any failure to realize the full value of the Company’s goodwill and intangible assets; risks related to restructuring; the Company’s compliance with anti-corruption and anti-bribery laws; the Company’s dependence on third parties; potential employment liability; impacts from increasing focus on environmental sustainability and social initiatives; the Company’s ability to utilize net operating loss carryforwards and other tax attributes; downgrades of the Company’s credit ratings; competition in the biopharmaceutical services industry; outsourcing trends and changes in aggregate spending and research and development budgets; the impact of, including changes in, government regulations and healthcare reform; intense competition faced by our customers from lower cost generic products and other competing products; the Company’s ability to keep pace with rapid technological change; the cost of and the Company’s ability to service its substantial indebtedness; other risks related to ownership of the Company’s common stock; and other risk factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as updated by the Company’s other SEC filings, copies of which are available free of charge on the Company's website at investor.syneoshealth.com. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Accelerating Customer Success by Translating Unique Clinical, Medical Affairs and Commercial Insights into Outcomes Increasing Complexity Requires Innovative Solutions to Accelerate Life-Changing Therapies For Patients Worldwide EVOLVING MARKET DYNAMICS Scientific and Regulatory Complexity Targeted Patient Populations Higher-Cost Therapies Market Access Hurdles DCT and Home Health Care Accelerating trials in C&GT/complex modalities SYNEOS HEALTH SOLUTIONS Innovative Patient-Centric Approach Insights-Driven Value and Access Fit for Purpose Manage Complex Modalities

Demand Update – Key Long Term Growth Drivers

	TTM Q3 2022 Summary	Commercial Demand Dynamics	Clinical Demand Dynamics
Large Pharma	➢ 14% Total Syneos TTM revenue growth[1] ➢ Won new Clinical Top 10 preferred provider relationship in 2022 ➢ Won new Top 50 sole provider relationship for PVG services	➢ Demand remains healthy, with TTM RFP flow up Y/Y[2]	➢ TTM RFP flow down Y/Y[2] ➢ Strong existing relationships with slower near-term awards pipelines ➢ Active engagement in several new relationship opportunities ➢ Expecting incremental awards contribution over the course of 2023

SMID	➢ 3% Total Syneos TTM SMID revenue growth resulting in TTM revenue of more than $2.5 billion[1]
	  ➢ As of Q3'22, Pre-Revenue Clinical SMID remained <15% of ending backlog and was performing in-line with expectations, given awards correlation to funding levels
	  ➢ Post-revenue Clinical SMID experienced lower win rates and increased award decision delays in Q3'22
		➢ TTM RFP flow down Y/Y, driven primarily by macroeconomic environment[2]	➢ TTM RFP flow down Y/Y[2]
			➢ Moderated TTM RFP flow and deliberate decision-making continue
			➢ Quarterly RFP flow continuing to improve sequentially, and Q4 up Y/Y[2]

Syneos. Health

[1]TTM as of September 30, 2022
[2]As of December 31, 2022

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Investments to Advance Clinical Solutions Clinical Reimagined: People, Processes, and Technology Strategic Business Development: Customer Specific with Targeted Outcomes Employee retention at two-year high1 Streamlined organization, connecting leaders with customers Expanding in-house therapeutic expertise Local delivery model adds agility, speed, and quality Simplifying and upgrading processes to improve visibility Advanced analytics driving more predictable outcomes for customers New technologies accelerating study startup Enhancing leadership engagement with customers Adding talent with deep large pharma customer connections Strengthening team to support growth in complex therapeutics and modalities Cross-functional teams proactively producing integrated and differentiated proposals Expanding support for FSP and hybrid solutions 1As of November 30, 2022 Developed regional customer engagement structure Technology-enhanced account management Driving sales activity metrics

Enhancing Commercial Solutions

Growth driven by Syneos One, customer diversification, and increasing digitalization of services

Revenue & Backlog Growth

13.7% YTD revenue growth[2]

7.0% Ending Backlog growth[3]

Diversifying Customer Segmentation



Q3 2022 YTD
60%
40%
Percent of Revenue
Q3 2017 YTD
76%
24%
Top 50[1]
SMID[1]

Investing in Digital



Kinetic's Digital Amplifier
Patient HUB Suite with Phil Inc. partnership
Tailored Learning Solutions with BOCO acquisition

[1]Top 50 Large Pharma defined by prior year R&D spend from *EvaluatePharma* and excludes medical device companies.
[2]As of September 30, 2022
[3]Deployment Solutions year-over-year ending backlog growth as of September 30, 2022

© 2023 Syneos Health®. All rights reserved. Authorized use only.

6

Expanding our Differentiated Integrated Solutions

Syneos One®

Pipeline of 24+ potential asset launches improves long-term Commercial visibility


Asset Launches
16
14
12
10
8
6
4
2
0
2022
2023
2024
2025+

~$4.2B
Total Potential Lifetime Value[1]

~$705M
TTM Gross Awards Contribution[1]

~$1.9B
Total Remaining Value[1,2]

Medical Affairs

Innovative solution development to optimize trial design and evidence activities

Expanding technology partnerships to advance differentiated solutions

Building leading brand in high-growth market

Syneos. Health

[1]As of September 30, 2022
[2]Remaining balance between Total Potential Lifetime Value and life-to-date gross awards

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Enhancing customer engagement, and infusing innovation and insights throughout operations Integrating AI and predictive analytics to drive faster data insights and patient outcomes Leveraging tools and automation to simplify processes and improve real-time visibility Optimizing operational footprint and streamlining the organization Unifying technologies under a new cloud-based ERP Targeting 30 – 50 BPS of annual adjusted EBITDA margin expansion in 2024 and beyond Transforming our Organization to Drive Long-Term Profitability Initiatives Designed To Enhance Operational Insights, Improve Visibility and Performance

Continued ESG Progress in 2022 Select ESG Highlights Environmental Climate Pledge: Committed to net zero carbon emissions by 2040 Global Regulatory: Refined data collection and reporting in advance of global regulatory requirements Social Trial Diversity: Optimizing processes to increase trial diversity Patient Voice Consortium: Put patient perspectives at the forefront of innovation Mental Health: Manager workplace training and promoting open dialogue Employee Resource Groups: 8 groups to drive engagement and talent development Business Leader Training Program: Support internal mobility Governance Board Diversity: Increased Board diversity Declassifying Board: Phasing out classified Board Increased Transparency & Reporting Increased transparency on key ESG topics: Clinical trial safety Diversity, Equity & Inclusion ESG governance Responsible marketing Increased data disclosures EEO-1 employee data SASB “Together we’re evaluating new ways of working – in office, home and hybrid formats – all aligned to a singular goal to change patients’ lives. This collective passion inspires me as does being part of an organization that is improving global health.” — MICHELLE KEEFE, CEO 2021 Sustainability Report published in Q3

Expanding our Large Pharma portfolio while reinvigorating our SMID franchise Driving transformation to improve visibility and expand long-term profitability Investing in Clinical Reimagined and Strategic Business Development to improve operating and go-to-market models Customer Engagement and Profitable Growth as Highest Priorities Leading with a Product Development Mindset Across Clinical, Medical Affairs, and Commercial Uniquely Positioned to Deliver Innovative, Integrated Solutions